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                                                                 Exhibit 10(ccc)





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                                  AMENDMENT TO
                             CAREER EQUITY PROGRAM
                        DEFERRED STOCK AWARD AGREEMENTS

                                * * * * * * * *

             This Amendment (the "Amendment") to the Career Equity Program Deferred Stock Award Agreements dated prior to the date hereof (collectively referenced the "Agreements") is made this 26th day of July 1993.

                                     * * *

             WHEREAS, AMR Corporation (the "Corporation") and ________ (the "Employee"), employee number ______, have previously entered into the Agreements;

             WHEREAS, the Corporation and the Employee wish to amend such Agreements by this Amendment;

             NOW THEREFORE, in exchange for good and valuable consideration the sufficiency of which is hereby agreed, the Agreements are hereby amended as follows.

                                     * * *

             Section 1. Section 2 of the Agreements is hereby amended by adding the following paragraph thereto:

             "Notwithstanding anything to the contrary contained herein and for the purposes of this Grant, in order to be eligible for the benefits hereunder associated with Early Retirement, the recipient must be entitled to receive early retirement pension benefits under the then existing policies of the Corporation, Subsidiary or Affiliate, as applicable."

                                       *

             Section 2. Paragraph 3 of Schedule A of the Agreements is hereby deleted in its entirety and in its place is substituted the following:

             "3. Performance Return Payments shall be calculated based on a five-year rolling average return of investment of AMR Corporation (the "ROI"), as measured by American Airlines' Incentive Compensation Plan, except that such measurement shall include subsidiaries and accruals for the Profit Sharing Plan and the Incentive Compensation Plan. The ROI for Performance Return Payments shall be calculated on or before May 1 of each calendar year.





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                                     * * *

             IN WITNESS HEREOF, the Employee and the Corporation have caused this Amendment to be executed as of the date first written above.

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EMPLOYEE                              AMR CORPORATION



_____________________________         ____________________________
                                      C. D. MarLett
                                      Corporate Secretary





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